Exhibit 99.1

Altisource Today March 2013

 This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking Statements

SERVING: Mortgage, Real Estate, Utility, Insurance, Credit Card, Automotive, Telecom Altisource Corporate Overview Altisource is a global provider of services focused on high-value, technology-enabled, knowledge-based solutions principally related to real estate and mortgage portfolio management, asset recovery and customer relationship management. Chairman: William C. Erbey CEO: William B. Shepro Employees: ~ 5,770 Nasdaq: ASPS Market Cap: (December 31, 2012) $2.2 Billion Performance since August 2009 Separation from Ocwen® CAGR Market Capitalization: (December 31, 2012) 93% CAGR diluted Earnings per Share: Through December 31, 2012 45% CAGR Service revenue: Through December 31, 2012 33%

Impressive historical financial results Strong revenue growth visibility Attractive growth opportunities Key Takeaways

Historical Performance Notes: The sum of the quarterly information on slide 5 may not equal the annual amounts on this slide due to rounding 2008 revenue presented above is total revenue, as we did not separate revenue between service revenue and revenue from reimbursable expenses prior to 2009

Homeward Residential and ResCap portfolios Estimated 12-31-12 Loan Count Percentage Delinquent2 Homeward Residential and Residential Capital 2.1 million 13 - 18% Private label securities1 0.9 million 27 - 32% Agency3 1.2 million 5 - 10% Notes: 1. An estimated 8 – 10% of private label securities are 2nd lien loans. Altisource generates less revenue from 2nd lien loans compared to 1st lien loans Delinquent loans include any loan that is delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO as of December 31, 2012 Includes servicing on approximately 0.6 million loans that are being marketed for sale

Default Related Service Revenue per Delinquent Loan Serviced by Ocwen – Mortgage Services Non – GSE Loans GSE Loans Notes: Service Revenue per loan is measured for the quarter Average number of delinquent loans serviced for Q4’12 excludes loans from the December 27, 2012 acquisition of Homeward Residential; average loans serviced for Q4’12 is provisional and subject to change Service revenue generated from certain services are not recorded separately for Non-GSE and GSE loans. For these services, Service Revenue has been allocated between Non-GSE and GSE based on estimates Third party, while not related, is highly correlated to Ocwen’s portfolio $363 $374 $362 $346

Service Revenue Per Loan Serviced by Ocwen Notes: Service Revenue per loan is measured for the quarter Average loans serviced for Q4’12 excludes loans from the December 27, 2012 acquisition of Homeward Residential; average loans serviced for Q4’12 is provisional and subject to change Provisional loan count as of December 31, 2012 was 800,271, excluding loans from the December 27, 2012 acquisition of Homeward Residential Revenue from Ocwen is derived through a variety of services with different revenue recognition practices. Factors that impact revenue generation include loan status (e.g., delinquency rates), mix of services delivered, type of loan (e.g., agency, non-agency / first, second), geographical coverage and timing of when loans are boarded Approximately 155,000 loans from the Litton portfolio were boarded by Ocwen in September 2011 and approximately 88,000 additional loans from the Litton portfolio were boarded by Ocwen in November 2011

Delinquent Loan Activity Number of Delinquent Loans and REO (in millions) The number of delinquent loans, loans in foreclosure and REO has remained relatively flat. There is, however, considerable movement within the population with new defaults and resolutions occurring each month U.S. Loans Past Due, in Foreclosure and REO New defaults and re-defaults Resolutions and REO sales Source: Fannie Mae, Freddie Mac, FHFA, Bloomberg, Mortgage Bankers Association, and Green Street Advisors.

Proven track record of incubating, launching and expanding services offered drives new growth initiatives Pre-Spin Services Default Valuation Uninsured Title Searches Contract Underwriting Services Launched in 2009 REO Asset Management and Brokerage Property Preservation Property Inspection Default Management Foreclosure Trustee Services Launched in 2010 Insurance Services Origination Management Services (MPA) Consumer Portal Posting and Publication Services Launched in 2011 Origination Valuation Trustee Sale Guarantee Quality Control and Fulfillment Flood Reseller(1) Revenue from Flood Reseller service is recorded in Technology Services segment and hence, it is not included in the above chart 1999 - 2008 Successful Service Development Track Record Services Launched in 2012 Origination Title Mortgage Modification Guarantee Commercial Title Rental Property Management Hybrid Valuation

Includes agreements where Altisource is retained either directly or as a reseller to provide origination related services; not all customers with a signed services agreement are currently purchasing services (2) Information is as of the last day of the year Estimated 2012 U.S. residential mortgage originations based on the Mortgage Bankers Association (“MBA”) January 15, 2013 forecast. Considers member volumes only from the date of joining Note that (1) the mortgage banker does not always influence the selection of the service provider, (2) Altisource is not providing all of these origination related services today, and (3) the estimated annual spend will change as the mix between refinance and purchase loans changes Growth Initiative – Originations We have recently begun selling through this channel Total $28.8bn - Very large addressable market(5) Estimated annual spend for originations related services on $1.75 trillion of estimated 2012 US residential mortgage originations(4)

Growth Initiative – Residential Asset Business Growth Strategy Today Internal capabilities and processes developed Property management Lease management Renovation management Capitalization and separation of new companies completed Altisource Asset Management (“AAMC”) Altisource Residential (“RESI”) Well-positioned to provide services to RESI and others Creating a stable, long-term revenue stream for Altisource with attractive margins

Growth Initiative – Residential Asset Business Altisource revenue streams: Initial revenue: approximately $1,625 in revenue for each home acquired by RESI that requires rehabilitation Recurring revenue: approximately $1,275 per home per year once homes are part of RESI’s rental portfolio Altisource margins: Estimated at between 40% and 50% Creating a stable, long-term revenue stream for Altisource with attractive margins

Includes agreements where Altisource is retained either directly or as a reseller to provide origination related services; not all customers with a signed services agreement are currently purchasing services (2) Information is as of the last day of the year Estimated 2012 U.S. residential mortgage originations based on the Mortgage Bankers Association (“MBA”) January 15, 2013 forecast. Considers member volumes only from the date of joining Note that (1) the mortgage banker does not always influence the selection of the service provider, (2) Altisource is not providing all of these origination related services today, and (3) the estimated annual spend will change as the mix between refinance and purchase loans changes Growth Initiative – Originations We have recently begun selling through this channel Total $28.8bn - Very large addressable market(5) Estimated annual spend for originations related services on $1.75 trillion of estimated 2012 US residential mortgage originations(4)

 Growth Initiative – Hubzu™ Strategy Today Online real estate transaction website – www.hubzu.com - is focused on driving a high volume of relevant traffic to each home to accelerate the sales cycle at the optimal sales price 285 thousand+ registered users 6.3 million+ detailed property views per month 9.0 average offers per property, compared to the national average of 3.1 offers per property Average of more than 26,000 monthly bids and offers on properties for sale in 2012 Rebranding (HubzuTM) Sell other mortgage servicers’ REO and non-distressed homes Sell Ocwen’s REO Separate new public company Sell originations related services

Growth Initiative – Financial Services Segment Strategy 2013: Revenue Growth Grow more stable and profitable lines of business Expand charge-off mortgage collection practice Expand customer solutions operations Grow current customers 2014+: Revenue Growth Deploy platform business process outsourcing offerings leveraging our Next Generation software with traditional BPO services (“Platform BPO”) 2012: Improve Margins 2013: existing clients and industry 2014+: Platform BPO Revenue Growth

About Altisource We are a global provider of services focused on high-value, technology-enabled, knowledge-based solutions principally related to real estate and mortgage portfolio management, asset recovery and customer relationship management. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 5,700